UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment Number 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   November 16, 2015

LIGHTNING GAMING, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-52575	20-8583866
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

23 Creek Circle, Suite 400, Boothwyn, PA 19061

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (610) 494-5534

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE FOR THE FILING OF FORM 8-K/A

This Form 8-K/A is filed as an amendment to a Current Report on Form 8-K filed on November 18, 2015 by Lightning Gaming, Inc. (the “Company”) regarding a change in auditor (the “Original 8-K”). The Original 8-K was labeled incorrectly when filed with EDGAR: it had the wrong “Period of Report” listed and was missing an Item number from the list of “Items.” This amendment is being filed for the sole purpose of correcting the 8-K labels when filed with EDGAR.

Item 4.01 Changes in Registrant’s Certifying Accountant.

Dismissal of Previous Independent Registered Public Accounting Firm

On November 16, 2015, the Board of Directors of Lightning Gaming, Inc. (the “Company”) dismissed RSM US LLP (formerly known as McGladrey LLP) (“RSM McGladrey”) as its independent registered public accounting firm.

The audit reports of RSM McGladrey on the consolidated financial statements of the Company and its subsidiaries as of and for the years ended December 31, 2014 and 2013 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the two years ended December 31, 2013 and 2014 and the subsequent interim period through November 16, 2015, there were no (1) disagreements between the Company and RSM McGladrey on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference thereto in their reports on the consolidated financial statements for such years or (2) “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company furnished RSM McGladrey with a copy of this disclosure on November 17, 2015, providing RSM McGladrey with the opportunity to furnish the Company with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether it agrees with the statements made by us herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which it does not agree. A copy of RSM McGladrey’s letter to the SEC is filed as Exhibit 16.1 to this report.

Engagement of New Independent Registered Public Accounting Firm

On November 17, 2015, the Board of Directors of the Company engaged Baker Tilly Virchow Krause, LLP (“Baker Tilly”) as the Company’s independent registered public accounting firm.

During the years ended December 31, 2014, and 2013, and the subsequent interim periods through November 16, 2015, neither the Company nor anyone acting on its behalf consulted Baker Tilly with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Baker Tilly concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issues; or (ii) any matter that was the subject of a disagreement or a reportable event set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

16.1	Letter to the Securities and Exchange Commission from RSM US LLP, dated November 18, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTNING GAMING, INC.

Date: November 23, 2015	By:	/s/ Brian D. Haveson
Brian D. Haveson Chief Executive Officer